Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Marwynn Holdings, Inc. (the “Company”) on Form 10-K for the year ended April 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shengnan Xu, Chief Financial Officer of the Company, in the capacities and on the date indicated below, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 30, 2026

	By:	/s/ Shengnan Xu
	Name:	Shengnan Xu
	Title:	Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)